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                                  EXHIBIT 1.1
PRECIS, INC.
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____________                                                        ____________
   NUMBER                                                           SHARES
____________                                                        ____________

                  COMMON STOCK                            PAR VALUE $.01
                                                          PER SHARE

                                                          CUSIP
THIS CERTIFICATE IS TRANSFERABLE
                                                                SEE REVERSE FOR CERTAIN
                                                                DEFINITIONS AND LEGENDS

        INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE$.01 PER SHARE, OF PRECIS SMART CARD, INC.

(hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This
Certificate and the shares represented hereby are issued under and shall be held subject to the provisions of the State of Oklahoma and all of the provisions of the Certificate of Incorporation and Bylaws of the
Corporation and any amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                         Dated:

                                         COUNTERSIGNED AND REGISTERED
                                         UMB BANK, N.A.
                                         (Kansas City, MO)
                                         TRANSFER AGENT
                                         AND REGISTRAR
                                         BY
/s/                       /s/
CHIEF EXECUTIVE OFFICER   SECRETARY   AUTHORIZED OFFICER
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                                  PRECIS, INC.

        The Corporation is authorized to issue more than one class of stock and more than one series of preferred stock. The Corporation will furnish, upon request and without charge, a full statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock authorized to be issued by it, and the variations in the relative rights and preferences between the shares of each series of any preferred class so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any preferred class. Such request may be made to the Secretary of the
Corporation, or to the Transfer Agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common           UNIF GIFT
TEN ENT -as tenants by the entireties   MIN ACT-_______ Custodian __________
JT TEN  -as joint tenants with right            (Cust)             (Minor)
         of survivorship and not as     Under Uniform Gifts to Minors Act ____________________
         tenants in common                                                 (State)
                                        UNIF TRNFR
                                        MIN ACT-_______  Custodian __________
                                                (Minor)             (Cust)
                                        Under Uniform Transfers to Minors Act ____________________
                                                                                (State)
Additional abbreviations may also be used though not in the above list.

     For Value received,______________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


_____________________________________________________________________________________________
_____________________________________________________________________________________________
_____________________________________________________________________________________________
                   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_____________________________________________________________________________________________
________________________________________________________________________Shares of the Common
Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
_____________________________________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________________
                                                           NOTICE:
                                                   THE SIGNATURE(S) TO THIS
                                                   ASSIGNMENT MUST CORRESPOND
                                                   WITH THE NAME(S) AS WRITTEN
                                                   UPON THE FACE OF THE CERTIFICATE
                                                   IN EVERY PARTICULAR WITHOUT
                                                   ALTERATION OR ENLARGEMENT
                                                   OR ANY CHANGE WHATEVER.
                                                 X _______________________________
                                                             (SIGNATURE)
                                                 X _______________________________
                                                             (SIGNATURE)
THE SIGNATURE SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

______________________________
SIGNATURE(S) GUARANTEED BY:



______________________________

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